SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 2, 2009


                               ENTECH SOLAR, INC.
                               ------------------
               (Exact Name of Registrant as specified in charter)

     Delaware                        0-16936                      33-0123045
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(State or other jurisdiction       (Commission                  (IRS Employer
  of incorporation)                 File Number)             Identification No.)



      200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey     08638
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     (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700


              ____________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

     On March 2, 2009, Entech Solar, Inc. (the "COMPANY") issued a press release regarding a restructuring of the Company, which is focused on reducing costs and improving performance for the future. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1     Press Release dated March 2, 2009.

______________________________________________________________________________

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTECH SOLAR, INC.


By:  /s/ Stephen A. Salvo
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     Stephen A. Salvo
     Secretary


Date:  March 4, 2009




EXHIBIT INDEX
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99.1     Press release dated March 2, 2009

                                                              EXHIBIT 99.1


[ENTECH SOLAR, INC. LOGO - GRAPHIC OMITED]
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                      ENTECH SOLAR ANNOUNCES RESTRUCTURING

FORT WORTH, TX - March 2, 2009 - Entech Solar (OTC BB: ENSL.OB), a leader in concentrating solar energy systems, announced today that it has undertaken significant cost reduction activities to position the Company for improved performance in the quarters to come.

In conjunction with Entech Solar's shift in strategic direction, management has focused on reducing costs and streamlining the Company's overall operations. To date, the Company has implemented several initiatives to achieve this, including rationalizing headcount and relocating the corporate headquarters from Ewing, NJ, to Fort Worth, TX. Entech has already eliminated 33 employees, representing a 40% staff reduction and similar decrease in annualized payroll expense. In addition, Entech plans to close its California locations by mid-2009 and has also eliminated a number of consultants. Entech is targeting a 25% overall reduction in non-payroll costs by curtailing all non-essential spending and evaluating outsourcing opportunities.

Frank Smith, CEO, stated "This is a transformational year for Entech Solar. As such, we are not only changing our strategic focus but also looking to improve the operating structure of the business. We will continue to search for opportunities to reduce spending, decrease our cash burn, and allocate resources efficiently as we lay a framework to reach profitability and increase shareholder value."

ABOUT  ENTECH  SOLAR
Entech Solar is a leading provider of concentrating solar energy systems. Entech designs, manufactures and installs systems that provide both electricity and thermal energy for commercial and industrial applications. Entech uses its proprietary concentrating photovoltaic and thermal (CPVT) technology to deliver the ThermaVolt system, which produces cost-competitive distributed energy. For more information, please visit www.entechsolar.com.
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ENTECH SOLAR PRESS CONTACT:
Jessica Bloomgarden
jbloomgarden@entechsolar.com
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ENTECH SOLAR INVESTOR RELATIONS CONTACT:
Chris Witty
(646) 438-9385
cwitty@darrowir.com
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